UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 25, 2016

NV5 GLOBAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35849	45-3458017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Park Road, Suite 350 Hollywood, Florida	33021
(Address of Principal Executive Offices)	(Zip Code)

(954) 495-2112

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by NV5 Global, Inc. (the “Company”) on October 28, 2016 (the “Original 8-K”) announcing the completion of the acquisition of all of the outstanding shares of capital stock of J.B.A. Consulting Engineers, Inc., a Nevada corporation (“JBA”), a Las Vegas, Nevada-based MEP engineering, acoustics, technology, and fire protection consulting firm, pursuant to the Stock Purchase Agreement by and among the Company, JBA, each of the holders of issued and outstanding shares of JBA, and Carl Von Hake, solely in his capacity as the stockholder representative, dated October 25, 2016 (the “Acquisition”).

In the Original 8-K, the Company indicated that it would file the historical and pro forma financial information required under Item 9.01 with respect to the Acquisition within 71 days of the due date of the Original 8-K, as permitted by the SEC rules.  The Company is now filing this Amendment No. 1 to include the required financial statements and pro forma financial information as a result of the completion of the Acquisition. Except as indicated above and below, all other information in the Original 8-K remains unchanged.

Item 9.01                  Financial Statements and Exhibits.

 (a) Financial Statements of Businesses Acquired.

The audited historical financial statements of JBA for the year ended December 31, 2015 and the unaudited financial statements of JBA for the three and nine months ended September 30, 2016 and 2015 are filed herewith as Exhibit 99.1, and incorporated herein by reference.

 (b) Pro Forma Financial Information.

The unaudited pro forma financial information for the Company, after giving effect to the Acquisition and adjustments described in such pro forma information, are attached hereto as Exhibit 99.2, and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1†

Stock Purchase Agreement, dated as of October 25, 2016, by and among J.B.A. Consulting Engineers, Inc., a Nevada corporation, each of the stockholders of J.B.A. Consulting Engineers, Inc., Carl Von Hake, as the sole stockholder representative of J.B.A. Consulting Engineers, Inc. and NV5 Global, Inc.*

23.1	Consent of Deloitte & Touche LLP
99.1

The audited historical financial statements of J.B.A. Consulting Engineers, Inc. for the year ended December 31, 2015 and unaudited financial statements of J.B.A. Consulting Engineers, Inc. for the three and nine months ended September 30, 2016 and 2015.

99.2	The unaudited pro forma financial information for the Company, after giving effect to the Acquisition, and adjustments described in such pro forma information.

†	Filed with the Original 8-K.
*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that NV5 Global, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2017

NV5 GLOBAL, INC.

By:	/s/ Michael P. Rama
Name: Michael P. Rama
Title: Vice President and Chief Financial Officer

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